Exhibit 10

                                    FORM OF
                           BUILDERS FIRSTSOURCE, INC.
                           2005 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT


                  THIS RESTRICTED STOCK AWARD AGREEMENT, (the "Agreement"), dated as of [DATE] (the "Grant Date"), is made by and between Builders FirstSource, Inc., a Delaware corporation (the "Company"), and [NAME] (the "Grantee").

                  WHEREAS, the Company has adopted the Builders FirstSource, Inc. 2005 Equity Incentive Plan (the "Plan"), pursuant to which the Company may grant shares of Stock which are restricted as to transfer (shares so restricted hereinafter referred to as "Restricted Stock");

                  WHEREAS, the Company desires to grant to the Grantee the number of shares of Restricted Stock provided for herein;

                  NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows:

Section 1.        Grant of Restricted Stock Award

         (a) Grant of Restricted Stock. The Company hereby grants to the Grantee [NUMBER OF SHARES] shares of Restricted Stock on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

         (b) Incorporation of Plan. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

Section 2.        Terms and Conditions of Award

         The grant of Restricted Stock provided in Section 1(a) shall be subject to the following terms, conditions and restrictions:

         (a) Ownership of Shares. Subject to the restrictions set forth in the Plan and this Agreement, the Grantee shall possess all incidents of ownership of the Restricted Stock granted hereunder, including the right to receive dividends with respect to such Stock and the right to vote such Stock.

         (b) Restrictions. Restricted Stock and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, prior to the lapse of restrictions set forth in this Agreement applicable thereto, as set forth in Section 2(d). The Board may in its discretion, cancel all or any portion of any outstanding restrictions prior to the expiration of the periods provided under Section 2(d).

         (c) Certificate; Restrictive Legend. The Grantee agrees that any certificate issued for Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall be inscribed with the following legend:

         This certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture provisions and restrictions against transfer (the "Restrictions"), contained in the Builders FirstSource, Inc. 2005 Equity Incentive Plan and an agreement entered into between the registered owner and Builders FirstSource, Inc. Any attempt to dispose of these shares in contravention of the Restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect.

         (d) Lapse of Restrictions. Except as may otherwise be provided herein, the restrictions on transfer set forth in Section 2(b) shall lapse with respect to one third of the shares (rounded to the nearest whole share) of Restricted Stock granted hereunder on each of the first, second and third anniversaries of the Grant Date, so long as the Grantee continues to serve as a director of the Company as of the relevant date.

         Upon each lapse of restrictions relating to Restricted Stock, the Company shall issue to the Grantee or the Grantee's personal representative a stock certificate representing a number of shares of Stock, free of the restrictive legend described in Section 2(c), equal to the number of shares subject to this Restricted Stock award with respect to which such restrictions have lapsed. If certificates representing such Restricted Stock shall have theretofore been delivered to the Grantee, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such unlegended shares of Stock.

         (e) Cessation of Service. In the event that the Grantee's service to the Company, as a director of the Company, ceases prior to the lapsing of restrictions with respect to any portion of the Restricted Stock granted hereunder, such unvested portion of the Restricted Stock held by the Grantee shall be immediately forfeited as of the date of such cessation of service.

         Restricted Stock forfeited pursuant to this Section 2(e) shall be transferred to, and reacquired by, the Company without payment of any consideration by the Company, and neither the Grantee nor any of the Grantee's successors, heirs, assigns, personal representatives or Permitted Transferees shall thereafter have any further rights or interests in such shares or certificates. If certificates containing restrictive legends shall have theretofore been delivered to the Grantee (or his/her legatees, personal representative or Permitted Transferee), such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer.

         (g) Income Taxes. The Grantee shall pay to the Company promptly upon request, and in any event at the time the Grantee recognizes taxable income in respect of the Restricted Stock (or, if the Grantee makes an election under Section 83(b) of the Code, in connection with such grant), an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock. Such payment shall be made in the form of cash, shares of Stock already owned by the Grantee which were acquired more than six months prior to the date of surrender under this
Section 2(g), shares of Stock otherwise issuable upon the lapse of restrictions, or in a combination of such methods. The Grantee shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code.

Section 3.        Miscellaneous

         (a) Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the General Counsel of the Company at the principal office of the Company and, in the case of the Grantee, to Grantee's address appearing on the books of the Company or to the Grantee's residence or to such other address as may be designated in writing by the Grantee.

         (b) No Right to Continued Service. Nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue to serve as a director of the Company or shall interfere with or restrict in any way the right of the stockholders of the Company, which is hereby expressly reserved, to remove the Grantee at any time in accordance with applicable law and the Company's amended and restated certificate of incorporation and amended and restated by-laws.

         (c) Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

         (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

         (e) Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

         (f) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

         (g) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

         (h) Governing Law. This Agreement and the rights of the Grantee hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

         (i) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

         (j) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]
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                  IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto as of the [DAY] day of [MONTH], [YEAR].

                                      BUILDERS FIRSTSOURCE, INC.


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                                      By:
                                      Its:



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                                      [NAME]